SEI SELECT VARIABLE ANNUITY
LINCOLN NEW YORK SEPARATE
ACCOUNT T FOR VARIABLE ANNUITY CONTRACTS
INDIVIDUAL VARIABLE ANNUITY CONTRACTS

Home Office:                Servicing Office:
Lincoln Life &              Lincoln New York SEI
Annuity Company of          P.O. Box 7878
New York                    Fort Wayne, IN 46801
100 Madison St., Ste.       1-800-338-0355
1860
Syracuse, NY 13202
www.lincolnlife-ny.com

This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York (LINCOLN NEW YORK). It is primarily for use with nonqualified plans and retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate ACCOUNT VALUE and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the ANNUITY COMMENCEMENT DATE, we will pay your BENEFICIARY a DEATH BENEFIT. In the alternative, you may choose to receive a DEATH BENEFIT on the death of the ANNUITANT.

The minimum initial PURCHASE PAYMENT for the contract is $25,000. Additional PURCHASE PAYMENTS may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

You choose whether your ACCOUNT VALUE accumulates on a variable or a fixed (guaranteed) basis or both. If all your PURCHASE PAYMENTS are in the fixed account, we guarantee your principal and a minimum interest rate. WE LIMIT WITHDRAWALS AND TRANSFERS FROM THE CONTRACT. An interest adjustment may be applied to any surrender or transfer from the fixed account before the expiration date of a guaranteed period.

All PURCHASE PAYMENTS for benefits on a variable basis will be placed in Lincoln New York Separate Account T for Variable Annuity Contracts (VARIABLE ANNUITY ACCOUNT [VAA]). The VAA is a segregated investment account of LINCOLN NEW YORK. You take all the investment risk on the ACCOUNT VALUE and the retirement income for amounts placed into one or more of the contract's variable options. If the SUBACCOUNTS you select make money, your ACCOUNT VALUE goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the SUBACCOUNTS you select. WE DO NOT GUARANTEE HOW ANY OF THE VARIABLE OPTIONS OR THEIR FUNDS WILL PERFORM. ALSO, NEITHER THE U.S. GOVERNMENT NOR ANY FEDERAL AGENCY INSURES OR GUARANTEES YOUR INVESTMENT IN THE CONTRACT.

The available funds listed below are each part of SEI Insurance Products Trust (TRUST):

SEI VP Large Cap Growth Fund
SEI VP Large Cap Value Fund
SEI VP Small Cap Growth Fund
SEI VP Small Cap Value Fund
SEI VP International Equity Fund
SEI VP Emerging Markets Equity Fund
SEI VP Emerging Markets Debt Fund
SEI VP Core Fixed Income Fund
SEI VP High Yield Bond Fund
SEI VP Prime Obligation Fund

This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make PURCHASE PAYMENTS. You should also review the prospectuses for the funds that are attached, and keep all prospectuses for reference.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THIS CONTRACT OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this Prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. For a free copy, write: Lincoln New York SEI, P.O. Box 7878, Fort Wayne, Indiana 46801, or call 1-800-338-0355. The SAI and other information about LINCOLN NEW YORK and Account T are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.


July 18, 2002

TABLE OF CONTENTS


                                            Page
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SPECIAL TERMS                                 2
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EXPENSE TABLES                                3
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SUMMARY                                       5
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CONDENSED FINANCIAL INFORMATION               6
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INVESTMENT RESULTS                            6
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FINANCIAL STATEMENTS                          6
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LINCOLN LIFE & ANNUITY COMPANY OF NEW
YORK                                          6
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VARIABLE ANNUITY ACCOUNT (VAA)                6
--------------------------------------------------
INVESTMENTS OF THE VARIABLE ANNUITY
ACCOUNT                                       6
--------------------------------------------------
CHARGES AND OTHER DEDUCTIONS                  9
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THE CONTRACTS                                11
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CONTRACTOWNER QUESTIONS                      16



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                                            Page
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ANNUITY PAYOUTS                              16
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FIXED SIDE OF THE CONTRACT                   18
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FEDERAL TAX MATTERS                          19
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VOTING RIGHTS                                23
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DISTRIBUTION OF THE CONTRACTS                24
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RETURN PRIVILEGE                             24
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STATE REGULATION                             24
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RECORDS AND REPORTS                          24
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OTHER INFORMATION                            24
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LEGAL PROCEEDINGS                            24
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STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS FOR VARIABLE ANNUITY
ACCOUNT T SEI SELECT                         25
--------------------------------------------------


SPECIAL TERMS

(We have italicized the terms that have special meaning throughout this Prospectus.)

ACCOUNT OR VARIABLE ANNUITY ACCOUNT (VAA) -- The segregated investment account, Account T, into which LINCOLN NEW YORK sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

ACCOUNT VALUE -- At a given time before the ANNUITY COMMENCEMENT DATE, the total value of all ACCUMULATION UNITS for a contract plus the value of the fixed side of the contract. This may be referred to as contract value in your contract.

ACCUMULATION UNIT -- A measure used to calculate ACCOUNT VALUE for the variable side of the contract before the ANNUITY COMMENCEMENT DATE.

ANNUITANT -- The person on whose life the annuity benefit payments are based and upon whose life a DEATH BENEFIT may be paid.

ANNUITY COMMENCEMENT DATE -- The VALUATION DATE when funds are withdrawn or converted into ANNUITY UNITS or fixed dollar payout for payment of retirement income benefits under the ANNUITY PAYOUT option you select.

ANNUITY PAYOUT -- An amount paid at regular intervals after the ANNUITY COMMENCEMENT DATE under one of several options available to the ANNUITANT and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

ANNUITY UNIT -- A measure used to calculate the amount of ANNUITY PAYOUTS for the variable side of the contract after the ANNUITY COMMENCEMENT DATE.

BENEFICIARY -- The person you choose to receive the DEATH BENEFIT that is paid if you die before the ANNUITY COMMENCEMENT DATE.

CONTRACTOWNER (you, your, owner) -- The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the BENEFICIARY, etc.). Usually, but not always, the owner is the ANNUITANT.

CONTRACT YEAR -- Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

DEATH BENEFIT -- The amount payable to your designated BENEFICIARY if the owner dies before the ANNUITY COMMENCEMENT DATE or, if selected, to the owner if the ANNUITANT dies.

EARNINGS -- The excess of ACCOUNT VALUE over PURCHASE PAYMENTS which have not yet been withdrawn from the contract.

FREE AMOUNT -- The amount that may be withdrawn each CONTRACT YEAR without incurring a surrender charge.

LINCOLN LIFE -- The Lincoln National Life Insurance Company.

LINCOLN NEW YORK (we, us, our) -- Lincoln Life & Annuity Company of New York.

PURCHASE PAYMENTS -- Amounts paid into the contract.

SUBACCOUNT -- The portion of the VAA that reflects investments in ACCUMULATION and ANNUITY UNITS of a class of a particular fund available under the contracts. There is a separate SUBACCOUNT which corresponds to each class of a fund.

TRUST -- SEI Insurance Products Trust (TRUST), the funds to which you direct PURCHASE PAYMENTS.

VALUATION DATE -- Each day the New York Stock Exchange (NYSE) is open for trading.

VALUATION PERIOD -- The period starting at the close of trading (currently, 4:00 p.m. New York time) on each day that the NYSE is open for trading (VALUATION DATE) and ending at the close of such trading on the next VALUATION DATE.

EXPENSE TABLES

SUMMARY OF CONTRACTOWNER EXPENSES:

Transfer fee: $25

The transfer charge will not be imposed on the first 12 transfers during a CONTRACT YEAR. We reserve the right in the future to charge a fee for transfers over 12 times during any CONTRACT YEAR. Automatic dollar-cost averaging, portfolio rebalancing, and cross-reinvestment transfers are not included as transfers for purposes of calculating the transfer fee.

The maximum surrender charge (contingent deferred sales charge)
(as a percentage of PURCHASE PAYMENTS surrendered/withdrawn):  6.0%

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and other deductions--Surrender charge.

An interest adjustment may be applied to the amount being withdrawn, surrendered or transferred from the fixed account only (except for dollar cost averaging, portfolio rebalancing and cross-reinvestment from a fixed account guaranteed period amount. See Fixed side of the contract.
--------------------------------------------------------------------------------

ACCOUNT T ANNUAL EXPENSES FOR SEI SELECT VARIABLE ANNUITY SUBACCOUNTS:*

(as a percentage of average daily net assets):

                                                                       Death Benefit Option
                                                              ---------------------------------------
                                                                              Return
                                                              Account           of            Annual
                                                               Value          Premium        Step-Up
-----------------------------------------------------------------------------------------------------
Mortality and expense risk charge                              1.05%           1.10%          1.25%
Administrative charge                                           .15%            .15%           .15%
                                                               ----            ----           ----
Total annual charge for each SUBACCOUNT                        1.20%           1.25%          1.40%
-----------------------------------------------------------------------------------------------------

The mortality and expense risk charge is based on the particular death benefit option you choose. (See Charges and other deductions.)

ANNUAL EXPENSES OF THE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2001:

(as a percentage of each fund's average net assets):

                               Management                    Other
                               Fees (before                  expenses                      Total expenses    Total
                               any                           (before                       (before any       expenses (after
                               waivers/                      any waivers/                  waivers/          any waivers/
                               reimbursements)   +           reimbursements)   =           reimbursements)   reimbursements)**
-------------------------------------------------------------------------------------------------------------------------------
 1.  SEI VP Large Cap Growth   0.40%                         0.99%                         1.39%             0.85%
-------------------------------------------------------------------------------------------------------------------------------
 2.  SEI VP Large Cap Value    0.35                          1.00                          1.35              0.85
-------------------------------------------------------------------------------------------------------------------------------
 3.  SEI VP Small Cap Growth   0.65                          1.00                          1.65              1.10
-------------------------------------------------------------------------------------------------------------------------------
 4.  SEI VP Small Cap Value    0.65                          1.01                          1.66              1.10
-------------------------------------------------------------------------------------------------------------------------------
 5.  SEI VP International
       Equity                  0.51                          1.62                          2.13              1.28
-------------------------------------------------------------------------------------------------------------------------------
 6.  SEI VP Emerging Markets
       Equity                  1.05                          2.47                          3.52              1.95
-------------------------------------------------------------------------------------------------------------------------------
 7.  SEI VP Emerging Markets
       Debt                    0.85                          1.41                          2.26              1.35
-------------------------------------------------------------------------------------------------------------------------------
 8.  SEI VP Core Fixed Income  0.28                          0.91                          1.19              0.60
-------------------------------------------------------------------------------------------------------------------------------
 9.  SEI VP High Yield Bond    0.49                          1.02                          1.51              0.85
-------------------------------------------------------------------------------------------------------------------------------
10.  SEI VP Prime Obligation   0.08                          1.06                          1.14              0.44
-------------------------------------------------------------------------------------------------------------------------------

* The VAA is divided into separately named SUBACCOUNTS, ten of which are available under the contracts. Each SUBACCOUNT, in turn, invests PURCHASE PAYMENTS in shares of its respective fund.

** SEI Investments Management Corporation (SIMC) and SEI Investments Fund Management have each voluntarily agreed to waive a portion of their fees for the current year in order to keep total operating expenses at a specified level. SIMC and/or SEI Investments Fund Management may discontinue all or part of their waivers at any time.

EXAMPLES

(expenses of the SUBACCOUNTS and of the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

These examples assume that the Annual Step-Up death benefit is in effect and also assume that fee waivers/reimbursements will continue for the length of time shown in the example.

                                                                1 year    3 years    5 years    10 years
 -------------------------------------------------------------------------------------------------------
 SEI VP Large Cap Growth Fund                                    $ 93       $121       $152       $262
 -------------------------------------------------------------------------------------------------------
 SEI VP Large Cap Value Fund                                       93        121        152        262
 -------------------------------------------------------------------------------------------------------
 SEI VP Small Cap Growth Fund                                      96        129        165        287
 -------------------------------------------------------------------------------------------------------
 SEI VP Small Cap Value Fund                                       96        129        165        287
 -------------------------------------------------------------------------------------------------------
 SEI VP International Equity Fund                                  97        134        173        304
 -------------------------------------------------------------------------------------------------------
 SEI VP Emerging Markets Equity Fund                              104        154        206        367
 -------------------------------------------------------------------------------------------------------
 SEI VP Emerging Markets Debt Fund                                 98        136        177        311
 -------------------------------------------------------------------------------------------------------
 SEI VP Core Fixed Income Fund                                     91        114        139        236
 -------------------------------------------------------------------------------------------------------
 SEI VP High Yield Bond Fund                                       93        121        152        262
 -------------------------------------------------------------------------------------------------------
 SEI VP Prime Obligation Fund                                      89        109        131        219
 -------------------------------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                                                1 year    3 years    5 years    10 years
 -------------------------------------------------------------------------------------------------------
 SEI VP Large Cap Growth Fund                                    $ 23       $ 71       $122       $262
 -------------------------------------------------------------------------------------------------------
 SEI VP Large Cap Value Fund                                       23         71        122        262
 -------------------------------------------------------------------------------------------------------
 SEI VP Small Cap Growth Fund                                      26         79        135        287
 -------------------------------------------------------------------------------------------------------
 SEI VP Small Cap Value Fund                                       26         79        135        287
 -------------------------------------------------------------------------------------------------------
 SEI VP International Equity Fund                                  27         84        143        304
 -------------------------------------------------------------------------------------------------------
 SEI VP Emerging Markets Equity Fund                               34        104        176        367
 -------------------------------------------------------------------------------------------------------
 SEI VP Emerging Markets Debt Fund                                 28         86        147        311
 -------------------------------------------------------------------------------------------------------
 SEI VP Core Fixed Income Fund                                     21         64        109        236
 -------------------------------------------------------------------------------------------------------
 SEI VP High Yield Bond Fund                                       23         71        122        262
 -------------------------------------------------------------------------------------------------------
 SEI VP Prime Obligation Fund                                      19         59        101        219
 -------------------------------------------------------------------------------------------------------

The Expense Tables reflect expenses of the VAA as well as expenses of the funds. We provide these examples to help you understand the direct and indirect costs and expenses of the contract. For more information, see Charges and other deductions in this Prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which ANNUITY PAYOUTS are made. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

SUMMARY

WHAT KIND OF CONTRACT AM I BUYING? It is an individual variable and/or interest adjusted annuity contract between you and LINCOLN NEW YORK. This Prospectus describes the variable side of the contract. See The contracts.

WHAT IS THE VARIABLE ANNUITY ACCOUNT (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more SUBACCOUNTS, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which LINCOLN NEW YORK may conduct. See Variable annuity account.

WHAT ARE MY INVESTMENT CHOICES? Based upon your instruction for PURCHASE PAYMENTS, the VAA applies your PURCHASE PAYMENTS to buy TRUST shares in one or more of the investment funds of the TRUST. See Investments of the variable annuity account--Description of the trust.

WHO INVESTS MY MONEY? The investment adviser for the TRUST is SEI Investments Management Corporation (SIMC). SIMC is registered as an investment adviser with the SEC. See Investments of the variable annuity--Investment adviser. See Investments of the variable annuity account--Investment advisers.

HOW DOES THE CONTRACT WORK? If we approve your application, we will send you a contract. When you make PURCHASE PAYMENTS during the accumulation phase, you buy ACCUMULATION UNITS. If you decide to receive ANNUITY PAYOUTS, your ACCUMULATION UNITS are converted to ANNUITY UNITS. Your ANNUITY PAYOUTS will be based on the number of ANNUITY UNITS you received and the value of each ANNUITY UNIT on payout days. See The contracts.

WHAT CHARGES DO I PAY UNDER THE CONTRACT? If you withdraw PURCHASE PAYMENTS, you pay a surrender charge from 0% to 6.0% of the surrendered or withdrawn PURCHASE PAYMENT, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and other deductions--Surrender charge.

We will deduct any applicable premium tax from PURCHASE PAYMENTS or ACCOUNT VALUE at the time the tax is incurred or at another time we choose.

We reserve the right to charge in the future a $25 fee for transfers over 12 times during any CONTRACT YEAR, excluding automatic dollar cost averaging and automatic rebalancing programs transfers.

We apply a charge to the daily net asset value of the VAA. There is an administrative charge of 0.15% plus a mortality and expense risk charge of 1.05% for the Account Value death benefit, 1.10% for the Return of Premium death benefit, and 1.25% for the Annual Step-Up death benefit. See Charges and other deductions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The TRUST pays a management fee to SIMC based on the average daily net asset value of each fund. See Investments of the variable annuity account--Investment adviser. Each fund also has additional operating expenses. These are described in the prospectus for the TRUST.

Charges may also be imposed during the ANNUITY PAYOUT period. See The contracts and Annuity payouts.

For more information about the compensation we pay for sales of contracts. See The contracts--Commissions.

WHAT PURCHASE PAYMENTS DO I MAKE, AND HOW OFTEN? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The contracts--Purchase payments.

HOW WILL MY ANNUITY PAYOUTS BE CALCULATED? If you decide to annuitize, you may select an annuity option and start receiving ANNUITY PAYOUTS from your contract as a fixed option or variable option or a combination of both. See Annuity payouts--Annuity options. REMEMBER THAT PARTICIPANTS IN THE VAA BENEFIT FROM ANY GAIN, AND TAKE A RISK OF ANY LOSS, IN THE VALUE OF THE SECURITIES IN THE FUNDS' PORTFOLIOS.

WHAT HAPPENS IF I DIE BEFORE I ANNUITIZE? Your BENEFICIARY will receive the DEATH BENEFIT in effect at the time of your death. Your BENEFICIARY has options as to how the DEATH BENEFIT is paid. In the alternative, you may choose to receive a DEATH BENEFIT on the death of the ANNUITANT. See The contracts--Death benefit.

MAY I TRANSFER ACCOUNT VALUE BETWEEN VARIABLE OPTIONS AND BETWEEN THE FIXED SIDE OF THE CONTRACT? Yes, with certain limits. See The contracts--Transfers between subaccounts on or before the annuity commencement date, Transfers after the annuity commencement date and Transfers to and from a fixed account on or before the annuity commencement date.

MAY I SURRENDER THE CONTRACT OR MAKE A WITHDRAWAL? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contracts--Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

DO I GET A FREE LOOK AT THIS CONTRACT? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our servicing office. You assume the risk of any market drop on PURCHASE PAYMENTS you allocate to the variable side of the contract. See Return privilege.

CONDENSED FINANCIAL INFORMATION

Since the contract was not available as of December 31, 2001, ACCUMULATION UNIT values are not included in this Prospectus or in the SAI.

INVESTMENT RESULTS

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The Prime Obligation SUBACCOUNT'S money market yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any SUBACCOUNT investing in a money market may also become extremely low and possibly negative.

THE PRIME OBLIGATION MONEY MARKET YIELD FIGURE AND ANNUAL PERFORMANCE OF THE SUBACCOUNTS ARE BASED ON PAST PERFORMANCE AND DO NOT INDICATE OR REPRESENT FUTURE PERFORMANCE. See the SAI for further information.

FINANCIAL STATEMENTS

The statutory-basis financial statements of LINCOLN NEW YORK are located in the SAI. No financial statements are included for the VAA because as of December 31, 2001, the account had not yet commenced operations. If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-800-338-0355.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LINCOLN NEW YORK is a life insurance company founded in New York on June 6, 1996. LINCOLN NEW YORK is a subsidiary of LINCOLN LIFE. LINCOLN LIFE is one of the largest stock life insurance companies in the United States. LINCOLN LIFE, an Indiana corporation, is owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

VARIABLE ANNUITY ACCOUNT (VAA)

On June 21, 2000, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or LINCOLN NEW YORK. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of LINCOLN NEW YORK. LINCOLN NEW YORK is the issuer of the contracts and the obligations set forth in the contract, other than those of the contract owner, are LINCOLN NEW YORK'S. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. YOU ASSUME THE FULL INVESTMENT RISK FOR ALL AMOUNTS PLACED IN THE VAA.

INVESTMENTS OF THE VARIABLE ANNUITY ACCOUNT

You decide the SUBACCOUNT(S) to which you allocate PURCHASE PAYMENTS. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The TRUST is required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

INVESTMENT ADVISER

The investment adviser for the TRUST is SEI Investments Management Corporation
(SIMC). As compensation for its services to the TRUST, the investment adviser receives a fee from the TRUST which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under Purchase and Redemption of Shares, in the prospectus for the TRUST.

Additionally, SIMC currently has thirty-two sub-advisory agreements in which the sub-adviser may perform some or substantially all of the investment advisory services required by those respective funds. See the TRUST prospectus for additional information on the sub-adviser.

No additional compensation from the assets of those funds will be assessed as a result of the sub-advisory agreements.

With respect to a fund, the adviser and/or distributor, or an affiliate thereof, may compensate LINCOLN NEW YORK (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by LINCOLN NEW YORK (or an affiliate).

DESCRIPTION OF THE TRUST

SEI Insurance Products Trust (TRUST) is an open-end management investment company that has diversified and non-diversified portfolios. The TRUST was organized as a Massachusetts business trust under a Declaration of Trust dated December 14, 1998. The Declaration of Trust permits the TRUST to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares. Each share of each fund represents an equal proportionate interest in that fund with each other share of that fund. All consideration received by the TRUST for shares of any class of any fund and all assets of such fund or class belong to that fund or class, respectively, and would be subject to the liabilities related thereto.

Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current prospectus for the TRUST which is included in this booklet. You should read each fund prospectus carefully before investing. PLEASE BE ADVISED THAT THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES.

  1. SEI VP LARGE CAP GROWTH FUND -- The investment objective of the SEI VP Large Cap Growth Fund is capital appreciation.

      The Fund invests primarily in U.S. companies with market capitalizations of more than $1 billion.

  2. SEI VP LARGE CAP VALUE FUND -- The investment objective of the SEI VP Large Cap Value Fund is long-term growth of capital and income.

      The Fund invests primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion.

  3. SEI VP SMALL CAP GROWTH FUND -- The investment objective of the SEI VP Small Cap Growth Fund is long-term capital appreciation.

      The Fund invests primarily in common stocks of U.S. companies with market capitalizations less than $2 billion.

  4. SEI VP SMALL CAP VALUE FUND -- The investment objective of the SEI VP Small Cap Value Fund is capital appreciation.

      The Fund invests primarily in common stocks of U.S. companies with market capitalizations of less than $2 billion.

  5. SEI VP INTERNATIONAL EQUITY FUND -- The SEI VP International Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers.

  6. SEI VP EMERGING MARKETS EQUITY FUND -- The SEI VP Emerging Markets Equity Fund seeks to provide capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging market issuers.

  7. SEI VP EMERGING MARKETS DEBT FUND -- The investment objective of the SEI VP Emerging Markets Debt Fund is to maximize total return.

      The Fund invests primarily in U.S. dollar denominated debt securities of government, government-related and corporate issuers in emerging market countries and of entities organized to restructure the outstanding debt of such issuers.

  8. SEI VP CORE FIXED INCOME FUND -- The investment objective of the SEI VP Core Fixed Income Fund is current income consistent with the preservation of capital.

      The Fund invests primarily in investment grade U.S. corporate and government fixed income securities, including mortgage-backed securities.

  9. SEI VP HIGH YIELD BOND FUND -- The investment objective of the SEI VP High Yield Bond Fund is to maximize total return.

      The Fund invests primarily in fixed income securities that are rated below investment grade ("junk bonds"), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations.

  10. SEI VP PRIME OBLIGATION FUND -- The SEI VP Prime Obligation Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


ASSET ALLOCATION PORTFOLIOS



SIMC currently offers twelve asset allocation portfolios which are available for variable annuity purchases. Asset allocation portfolios apportion your PURCHASE PAYMENTS according to a fixed percentage determined by SIMC, among a grouping of funds (also selected by SIMC) from those offered under the contract. The portfolios represent an allocation among the funds offered in the contract in ways so as to generally meet the risk tolerance levels and investment objectives of many CONTRACTOWNERS. There is no fee for the use of the asset allocation portfolios. The use of the asset allocation portfolios is elective, not mandatory. If you wish to use the asset allocation portfolios, your advisor or registered representative will review with you your risk tolerance and investment objectives to determine if any of the asset allocation portfolios match your needs. An example of such an allocation is shown below:



                                  VP PORTFOLIO



                                       PERCENTAGE OF
                                       CONTRIBUTIONS
----------------------------------------------------
SEI VP Large Cap Growth Fund                50%
SEI VP Small Cap Value Fund                 25%
SEI VP Core Fixed Income Fund               25%

Total of contributions allocated:          100%



(The example of the asset allocation portfolio shown above does not reflect an actual asset allocation portfolio and is presented for illustrative purposes only.)



There is no guarantee that these portfolios will always be available. SIMC may add new portfolios, discontinue portfolios, or change the strategy of a portfolio at any time. Your advisor or registered representative will notify you of any change to the portfolio(s). If you want to change your portfolio selection, you or your representative (if your representative has authority to act on your behalf) must notify us in writing or, if we have received your permission to utilize the telephone for such transactions, contact us via phone.


The available portfolios are:

  1.  VP INSTITUTIONAL CORE MODERATE GROWTH & INCOME PORTFOLIO

  2.  VP INSTITUTIONAL CORE GROWTH & INCOME PORTFOLIO

  3.  VP INSTITUTIONAL CORE CAPITAL GROWTH PORTFOLIO

  4.  VP INSTITUTIONAL CORE EQUITY PORTFOLIO

  5.  VP GLOBAL CORE MODERATE GROWTH & INCOME PORTFOLIO

  6.  VP GLOBAL CORE GROWTH & INCOME PORTFOLIO

  7.  VP GLOBAL CORE CAPITAL GROWTH PORTFOLIO

  8.  VP GLOBAL CORE EQUITY PORTFOLIO

  9.  VP MODERATE GROWTH & INCOME PORTFOLIO

  10. VP GROWTH & INCOME PORTFOLIO

  11. VP CAPITAL GROWTH PORTFOLIO

  12. VP DOMESTIC EQUITY PORTFOLIO


We will periodically rebalance your ACCOUNT VALUE among the funds in your asset allocation portfolio in order to maintain the SIMC-determined percentage allocations as described in this section. In addition to rebalancing, SIMC periodically reviews the percentages each fund represents of the total portfolio. If SIMC determines that a change in the allocation of funds held in the portfolio is required, your annuity ACCOUNT VALUE will be reallocated among the funds according to the new SIMC-determined percentages. New PURCHASE PAYMENTS will also be reallocated accordingly.



An example of such a change would be if SIMC reviewed the VP Portfolio shown above and determined that, due to market conditions, the percentage of SEI Large Cap Growth Fund should be reduced from 50% to 45% of the portfolio, and the SEI VP Small Cap Value Fund should be increased from 25% to 30%. As a result, we will reallocate your annuity ACCOUNT VALUE among the funds accordingly. In addition, subsequent PURCHASE PAYMENTS will be changed to conform with the new allocation. Any such changes will be reflected in your quarterly statement.


FUND SHARES

We will purchase shares of the funds at net asset value and direct them to the appropriate SUBACCOUNTS of the VAA. We will redeem sufficient shares of the appropriate funds to pay ANNUITY PAYOUTS, DEATH BENEFITS, surrender/ withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one SUBACCOUNT to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to LINCOLN NEW YORK, and may be sold to other insurance companies, for investment of the assets of the SUBACCOUNTS established by those insurance companies to fund variable annuity and variable life insurance contracts.

When the TRUST sells shares in any of its funds both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When the TRUST sells shares in any of its funds to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The TRUST currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various CONTRACTOWNERS participating in a fund could conflict. The TRUST'S Board of Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectus for the TRUST.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to CONTRACTOWNERS as additional units, but are reflected as changes in unit values.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

WE RESERVE THE RIGHT, WITHIN THE LAW, TO ADD, DELETE AND SUBSTITUTE THE TRUST AND/OR FUNDS WITHIN THE VAA. We may also add, delete, or substitute the TRUST or funds only for certain classes of CONTRACTOWNERS. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of CONTRACTOWNERS.

Substitutions may be made with respect to existing investments or the investments of future PURCHASE PAYMENTS, or both. We may close SUBACCOUNTS to allocations of PURCHASE PAYMENTS or ACCOUNT VALUE, or both, at any time in our sole discretion. The funds, which sell their shares to the SUBACCOUNTS pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the SUBACCOUNTS.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

CHARGES AND OTHER DEDUCTIONS
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services--See Additional services and the SAI for more information on these programs), maintaining records, administering ANNUITY PAYOUTS, furnishing accounting and valuation services (including the calculation and monitoring of daily SUBACCOUNT values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone and electronic fund transfer services. The risks we assume include: the risk that ANNUITANTS receiving ANNUITY PAYOUTS under contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that DEATH BENEFITS paid will exceed the actual ACCOUNT VALUE; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

DEDUCTIONS FROM THE VAA FOR SEI SELECT VARIABLE ANNUITY

We apply a charge to the daily net asset value of the VAA. There is an administrative charge of 0.15% plus a mortality and expense risk charge of 1.05% for the Account Value death benefit, 1.10% for the Return of Premium death benefit, and 1.25% for the Annual Step-Up death benefit.

SURRENDER CHARGE

A surrender charge applies (except as described below) to surrenders and withdrawals of other PURCHASE PAYMENTS that have been invested for the periods indicated as follows:

                        Number of contract
                        anniversaries since
                        PURCHASE PAYMENT was
                        invested
--------------------------------------------------------------------
                                   AT LEAST
                                   ---------------------------------
                        NONE       1    2    3    4    5    6    7 +
--------------------------------------------------------------------
Surrender charge as a
  percentage of the
  surrendered or
  withdrawn PURCHASE
  PAYMENTS              6%         6    5    4    3    2    1    0

A surrender charge does not apply to:

 1. A surrender or withdrawal of PURCHASE PAYMENTS that have been invested for more than seven full CONTRACT YEARS.

 2. Withdrawals of ACCOUNT VALUE during a CONTRACT YEAR to the extent that the total ACCOUNT VALUE withdrawn during the current CONTRACT YEAR does not exceed the FREE AMOUNT which is equal to the greater of 10% of the current ACCOUNT VALUE or 10% of the total PURCHASE PAYMENTS;

 3. A surrender or withdrawal of any PURCHASE PAYMENTS after the onset of a permanent and total disability of the CONTRACTOWNER as defined in
    Section 22(e)(3) of the tax code, which disability occurred and has existed continuously for a period of twelve months after the effective date of the contract and before the 65th birthday of the CONTRACTOWNER.

 4. When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;

 5. A surrender or withdrawal of any PURCHASE PAYMENTS as a result of admittance of the CONTRACTOWNER to an accredited nursing home or equivalent health care facility, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days.

 6. A surrender or withdrawal of any PURCHASE PAYMENTS as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner.

 7. A surrender of the contract as a result of the death of the CONTRACTOWNER or ANNUITANT.

 8. ACCOUNT VALUE applied to calculate the benefit amount under any ANNUITY PAYOUT option made available by LINCOLN NEW YORK.

 9. Periodic payments made under any ANNUITY PAYOUT option made available by LINCOLN NEW YORK.

For purposes of calculating the surrender charge on withdrawals, LINCOLN NEW YORK assumes that:

a. The FREE AMOUNT will be withdrawn from PURCHASE PAYMENTS on a "first in-first out (FIFO)" basis.

b. Prior to the seventh anniversary of the contract, any amount withdrawn above the FREE AMOUNT during a CONTRACT YEAR will be withdrawn in the following order:

    1.  from PURCHASE PAYMENTS (on a FIFO basis) until exhausted; then

    2.  from EARNINGS until exhausted.

c. On or after the seventh anniversary of the contract, any amount withdrawn above the FREE AMOUNT during a CONTRACT YEAR will be withdrawn in the following order:

    1. from PURCHASE PAYMENTS (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

    2.  from EARNINGS until exhausted; then

    3. from PURCHASE PAYMENTS (on a FIFO basis) to which a surrender charge still applies until exhausted.

The surrender charge is calculated separately for each PURCHASE PAYMENT. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when CONTRACTOWNERS surrender or withdraw before distribution costs have been recovered.

If the CONTRACTOWNER is a corporation or other non-individual (non-natural person), the ANNUITANT or joint annuitant will be considered the CONTRACTOWNER or joint owner for purposes of determining when a surrender charge does not apply.

TRANSFER FEE

We reserve the right to impose in the future a $25 fee for transfers over 12 times during any CONTRACT YEAR. Automatic dollar-cost averaging, cross reinvestment and portfolio rebalancing transfers are not included as transfers for purposes of calculating the transfer fee.

DEDUCTIONS FOR PREMIUM TAXES

Any premium tax or other tax levied by any governmental entity with respect to the contracts will be deducted from the ACCOUNT VALUE when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from 0.5% to 5.0%. Currently, there is no premium tax levied for New York residents.

OTHER CHARGES AND DEDUCTIONS

Charges may also be imposed during the ANNUITY PAYOUT period. See Annuity payouts.

There are additional deductions from and expenses paid out of the assets of the underlying TRUST that are more fully described in the prospectuses for the TRUST.

ADDITIONAL INFORMATION

The administrative charge and surrender charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

THE CONTRACTS

PURCHASE OF CONTRACTS

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.

When a completed application and all other information necessary for processing a purchase order is received at our servicing office, an initial PURCHASE PAYMENT will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial PURCHASE PAYMENT for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the PURCHASE PAYMENT will be returned immediately. Once the application is complete, the initial PURCHASE PAYMENT must be priced within two business days.

WHO CAN INVEST

To apply for a contract, you must be of legal age in New York and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The CONTRACTOWNER, joint owner and ANNUITANT cannot be older than age 89. Maximum issue age applies to all CONTRACTOWNERS and ANNUITANTS. If an ANNUITANT is changed, the new ANNUITANT must be under the maximum issue age at the time the change is effective.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRA's and Roth IRA's, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.

REPLACEMENT OF EXISTING INSURANCE

Careful consideration should be given prior to surrendering or withdrawing money from an existing contract. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into a new contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax.

PURCHASE PAYMENTS

PURCHASE PAYMENTS are payable to us at a frequency and in an amount selected by you in the application. The minimum initial PURCHASE PAYMENT is $25,000. The minimum annual amount for additional PURCHASE PAYMENTS is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). PURCHASE PAYMENTS in total may not exceed $2 million without LINCOLN NEW YORK approval. If you stop making PURCHASE PAYMENTS, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by New York's non-forfeiture law for individual deferred annuities. PURCHASE PAYMENTS may be made or, if stopped, resumed at any time until the ANNUITY COMMENCEMENT DATE, the surrender of the contract, or the death of the CONTRACTOWNER, whichever comes first. LINCOLN NEW YORK reserves the right to limit PURCHASE PAYMENTS made to the contract.

VALUATION DATE

ACCUMULATION and ANNUITY UNITS will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (VALUATION DATE). On any date other than a VALUATION DATE, the ACCUMULATION UNIT value and the ANNUITY UNIT value will not change.

ALLOCATION OF PURCHASE PAYMENTS

PURCHASE PAYMENTS allocated to the variable account are placed into the VAA'S SUBACCOUNTS, each of which invests in shares of the class of its corresponding fund, according to your instructions.


The minimum amount of any PURCHASE PAYMENT which can be put into any one SUBACCOUNT is $20. Upon allocation to a SUBACCOUNT, PURCHASE PAYMENTS are converted into ACCUMULATION UNITS. The number of ACCUMULATION UNITS credited is determined by dividing the amount allocated to each SUBACCOUNT by the value of an ACCUMULATION UNIT for that SUBACCOUNT on the VALUATION DATE on which the PURCHASE PAYMENT is received at our servicing office if received before 4:00 p.m., New York time. If the PURCHASE PAYMENT is received at or after 4:00 p.m., New York time, we will use the ACCUMULATION UNIT value computed on the next VALUATION DATE. Please note: If you submit your PURCHASE PAYMENT to your agent (other than through Lincoln Financial Advisors, Corp.), we will not begin processing the PURCHASE PAYMENT until we receive it from your agent's broker-dealer. The number of ACCUMULATION UNITS determined in this way is not changed by any subsequent change in the value of an ACCUMULATION UNIT. However, the dollar value of an ACCUMULATION UNIT will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


VALUATION OF ACCUMULATION UNITS

PURCHASE PAYMENTS allocated to the VAA are converted into ACCUMULATION UNITS. This is done by dividing the amount allocated by the value of an ACCUMULATION UNIT for the VALUATION PERIOD during which the PURCHASE PAYMENTS are allocated to the VAA. The ACCUMULATION UNIT value for each SUBACCOUNT was or will be established at the inception of the SUBACCOUNT. It may increase or decrease from VALUATION PERIOD to VALUATION PERIOD. ACCUMULATION UNIT values are affected by investment performance of the funds, expenses, and deduction of certain charges. The ACCUMULATION UNIT value for a SUBACCOUNT for a later VALUATION PERIOD is determined as follows:

    (1) The total value of the fund shares held in the SUBACCOUNT is calculated by multiplying the number of fund shares owned by the SUBACCOUNT at the beginning of the VALUATION PERIOD by the net asset value per share of the fund at the end of the VALUATION PERIOD, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the VALUATION PERIOD; minus

    (2) The liabilities of the SUBACCOUNT at the end of the VALUATION PERIOD; these liabilities include daily charges imposed on the SUBACCOUNT, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

    (3) The result is divided by the number of SUBACCOUNT units outstanding at the beginning of the VALUATION PERIOD.

The daily charges imposed on a SUBACCOUNT for any VALUATION PERIOD are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the VALUATION PERIOD. Because a different daily charge is imposed for contracts with different DEATH BENEFIT options, contracts with different DEATH BENEFIT options will have different corresponding ACCUMULATION UNIT values on any given day.

TRANSFERS BETWEEN SUBACCOUNTS ON OR BEFORE THE ANNUITY COMMENCEMENT DATE

You may transfer all or a portion of your investment from one SUBACCOUNT to another. A transfer involves the surrender of ACCUMULATION UNITS in one SUBACCOUNT and the purchase of ACCUMULATION UNITS in the other SUBACCOUNT. A transfer will be done using the respective ACCUMULATION UNIT values determined at the end of the VALUATION DATE on which the transfer request is received. We reserve the right in the future to impose a $25 fee for transfers after the first 12 times during a CONTRACT YEAR.

Transfers (within and/or between the variable and fixed SUBACCOUNTS) are limited to twelve (12) per CONTRACT YEAR unless otherwise authorized by LINCOLN NEW YORK. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing programs elected on forms available from us. (See Additional services and the SAI for more information on these programs.)

The minimum amount which may be transferred between SUBACCOUNTS is $250 (or the entire amount in the SUBACCOUNT, if less than $250). If the transfer from a SUBACCOUNT would leave you with less than $250 in the SUBACCOUNT, we may transfer the total balance of the SUBACCOUNT.

A transfer request may be made to our servicing office using written, telephone or electronic instructions, if the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the CONTRACTOWNER a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the CONTRACTOWNER on the next VALUATION DATE.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at LINCOLN NEW YORK, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the VALUATION DATE that they are received when they are received in our customer service center before the end of the VALUATION DATE (normally 4:00 p.m. New York time).

When thinking about a transfer of ACCOUNT VALUE, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers.

Repeated patterns of frequent transfers are disruptive to the operation of the SUBACCOUNTS, and should LINCOLN NEW YORK become aware of such disruptive practices, LINCOLN NEW YORK may refuse to permit such transfers.

Transfers may be delayed as permitted by the 1940 Act.

TRANSFERS TO AND FROM A FIXED ACCOUNT ON OR BEFORE THE ANNUITY COMMENCEMENT DATE

You may transfer all or any part of the ACCOUNT VALUE from the SUBACCOUNT(S) to the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the SUBACCOUNT if less than $2,000. However, if a transfer from a SUBACCOUNT would leave you with less than $300 in the SUBACCOUNT, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the ACCOUNT VALUE from a fixed account to the various SUBACCOUNT(S) subject to the following restrictions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed account.

Currently, there is no charge to you for a transfer. However, we reserve the right to impose in the future a $25 fee for transfers after the first 12 times during a CONTRACT YEAR. Transfers are limited to twelve (12) per CONTRACT YEAR unless otherwise authorized by LINCOLN NEW YORK. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers. Transfers of all or a portion of a fixed account (other than automatic transfer programs) may be subject to an interest adjustment.

Transfers may be delayed as permitted by the 1940 Act.

TRANSFERS AFTER THE ANNUITY COMMENCEMENT DATE

You may transfer all or a portion of your investment in one SUBACCOUNT to another SUBACCOUNT or to the fixed side of the contract. Those transfers will be limited to three times per CONTRACT YEAR. You may also transfer from a variable annuity payment to a fixed annuity payment. NO TRANSFERS ARE ALLOWED FROM THE FIXED SIDE OF THE CONTRACT TO THE SUBACCOUNTS.

ADDITIONAL SERVICES

There are four additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Additional services in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable SUBACCOUNTS into the variable SUBACCOUNTS on a monthly basis.


The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your ACCOUNT VALUE.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable SUBACCOUNT that exceeds a baseline amount to another specific variable SUBACCOUNT at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of ACCOUNT VALUE allocated to each variable account SUBACCOUNT. The rebalancing may take place monthly, quarterly, semi-annually or annually.

DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE

The following provisions apply prior to the ANNUITY COMMENCEMENT DATE.

You may designate a BENEFICIARY during your lifetime and change the BENEFICIARY by filing a written request with our servicing office. Each change of BENEFICIARY revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of BENEFICIARY.

Upon the death of the CONTRACTOWNER, a DEATH BENEFIT will be paid to the BENEFICIARY. Upon the death of a joint owner, the DEATH BENEFIT will be paid to the surviving joint owner. Upon the death of an ANNUITANT who is not the CONTRACTOWNER or joint owner, a DEATH BENEFIT may be paid to the CONTRACTOWNER (and joint owner, if applicable, in equal shares). If the CONTRACTOWNER is a corporation or other non-individual (non-natural person), the death of the ANNUITANT will be treated as death of the CONTRACTOWNER. Only the ACCOUNT VALUE as of the day LINCOLN NEW YORK approves the payment of the claim is available on the death of the CONTRACTOWNER or joint owner, if the CONTRACTOWNER or joint owner was changed subsequent to the effective date of this contract unless the change occurred because of the death of the prior CONTRACTOWNER or joint owner.

If an ANNUITANT who is not the CONTRACTOWNER or joint owner dies, then the contingent ANNUITANT, if named, becomes the ANNUITANT and no DEATH BENEFIT is payable on the death of the ANNUITANT. If no contingent ANNUITANT is named, the CONTRACTOWNER (or younger of joint owners) becomes the ANNUITANT. Alternatively, a DEATH BENEFIT may be paid to the CONTRACTOWNER (and joint owner, if applicable, in equal shares), provided the ANNUITANT named on this contract has not been changed (except within the first 30 days after the contract is issued or upon the death of a prior ANNUITANT).

Notification of the election of this DEATH BENEFIT must be received by LINCOLN NEW YORK within 75 days of the death of the ANNUITANT. The contract terminates when any DEATH BENEFIT is paid due to the death of the ANNUITANT. Only the ACCOUNT VALUE as of the day LINCOLN NEW YORK approves the payment of the claim is available on the death of the ANNUITANT if the ANNUITANT has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior ANNUITANT.

The value of the DEATH BENEFIT will be determined as of the date on which the death claim is approved for payment. This approval of the DEATH BENEFIT will occur after receipt of: (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death;
(2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed (including selection of a settlement option). If the BENEFICIARY is a minor, court documents appointing the guardian/custodian must be submitted.

Notwithstanding any provision of this contract to the contrary, the payment of DEATH BENEFITS provided under this contract must be made in compliance with Code
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. DEATH BENEFITS may be taxable. See Federal tax matters.

ACCOUNT VALUE DEATH BENEFIT. The DEATH BENEFIT is equal at all times to the ACCOUNT VALUE on the date on which the death claim is approved by us for payment.


RETURN OF PREMIUM DEATH BENEFIT. The DEATH BENEFIT is equal to the greater of the ACCOUNT VALUE on the date on which the death claim is approved by us for payment or the sum of all PURCHASE PAYMENTS decreased by withdrawals (including applicable charges and premium taxes incurred) in the same proportion that withdrawals (including applicable charges and premium taxes incurred) reduced the CONTRACT VALUE. This DEATH BENEFIT may also be referred to as Guarantee of Principal in your contract.


ANNUAL STEP-UP DEATH BENEFIT. If the death occurs before the ANNUITY COMMENCEMENT DATE and the Annual Step-Up death benefit is in effect, the DEATH BENEFIT paid will be the greatest of:

(1) the ACCOUNT VALUE as of the day on which LINCOLN NEW YORK approves the payment of the claim;

(2) the sum of all PURCHASE PAYMENTS decreased proportionately by all withdrawals, including any applicable charges, and premium tax incurred; or


(3) the highest ACCOUNT VALUE on any contract anniversary (including the inception date) (determined before the allocation of any PURCHASE PAYMENTS on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the CONTRACTOWNER, joint owner or ANNUITANT for whom the death claim is approved for payment. The highest ACCOUNT VALUE is adjusted for certain transactions. It is increased by PURCHASE PAYMENTS and is decreased by withdrawals subsequent to that anniversary date (including applicable charges and premium taxes incurred) in the same proportion that withdrawals (including applicable charges and premium taxes incurred) reduced the CONTRACT VALUE.



CONTRACTOWNERS whose contracts contain the Return of Premium death benefit may add the Annual Step-Up death benefit at a later date if the CONTRACTOWNER, joint owner and ANNUITANT are under age 81. If you add the Annual Step-Up death benefit after purchase, the benefit will take effect as of the VALUATION DATE following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the DEATH BENEFIT under the Annual Step-Up, only the highest CONTRACT VALUE on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.


This DEATH BENEFIT may also be referred to as Enhanced Guaranteed Minimum Death Benefit (EGMDB) in your contract.

GENERAL DEATH BENEFIT INFORMATION

THE ACCOUNT VALUE, RETURN OF PREMIUM AND ANNUAL STEP-UP DEATH BENEFITS ARE SEPARATE DEATH BENEFIT ELECTIONS. ONLY ONE OF THESE DEATH BENEFIT ELECTIONS MAY BE IN EFFECT AT ANY ONE TIME.

If there are joint owners, upon the death of the first CONTRACTOWNER, LINCOLN NEW YORK will pay a DEATH BENEFIT to the surviving joint owner. The surviving joint owner will be treated as the primary, designated BENEFICIARY. Any other BENEFICIARY designation on record at the time of death will be treated as a contingent BENEFICIARY. If the surviving joint owner is the spouse of the deceased joint owner he/she may continue the contract as sole CONTRACTOWNER. Upon the death of the spouse who continues the contract, LINCOLN NEW YORK will pay a DEATH BENEFIT to the designated BENEFICIARY(S).

If the BENEFICIARY is the spouse of the CONTRACTOWNER, then the spouse may elect to continue the contract as the new CONTRACTOWNER. Should the surviving spouse elect to continue the contract a portion of the DEATH BENEFIT may be credited to the contract. Any portion of the DEATH BENEFIT that would have been payable (if the contract had not been continued) that exceeds the current ACCOUNT VALUE will be credited to the contract.

Unless otherwise provided in the BENEFICIARY designation, one of the following procedures will take place on the death of a BENEFICIARY:

  1. If any BENEFICIARY dies before the CONTRACTOWNER, that BENEFICIARY'S interest will go to any other BENEFICIARIES named, according to their respective interests; and/or

  2. If no BENEFICIARY survives the CONTRACTOWNER, the proceeds will be paid to the CONTRACTOWNER'S estate.

Unless the CONTRACTOWNER has already selected a settlement option, the BENEFICIARY may choose the method of payment of the DEATH BENEFIT. The DEATH BENEFIT payable to the BENEFICIARY or joint owner must be distributed within five years of the CONTRACTOWNER'S date of death unless the BENEFICIARY begins receiving within one year of the CONTRACTOWNER'S death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the BENEFICIARY'S life expectancy.

If the DEATH BENEFIT becomes payable, the RECIPIENT may elect to receive payment either in the form of a lump sum settlement or an ANNUITY PAYOUT. Upon the death of the ANNUITANT, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of DEATH BENEFITS. This payment may be postponed as permitted by the Investment Company Act of 1940.

OWNERSHIP

The owner on the date of issue will be the person designated in the contract specifications. If no owner is designated, the ANNUITANT(S) will be the owner. The owner may name a joint owner.

As CONTRACTOWNER, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all CONTRACTOWNERS and their designated BENEFICIARIES; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.

JOINT OWNERSHIP

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

ANNUITANT

The following rules apply prior to the ANNUITY COMMENCEMENT DATE. You may name only one ANNUITANT (unless you are a tax-exempt entity, then you can name two joint ANNUITANTS). You (if the CONTRACTOWNER is a natural person) have the right to change the ANNUITANT at any time by notifying our servicing office of the change. The new ANNUITANT must be under age 90 as of the effective date of the change. This change may cause a reduction of the DEATH BENEFIT on the death of the ANNUITANT. See The contracts--Death benefit.

A contingent ANNUITANT may be named or changed by notifying the servicing office in writing.

On or after the ANNUITY COMMENCEMENT DATE, the ANNUITANT or joint ANNUITANTS may not be changed. Contingent ANNUITANT designations are no longer applicable.

SURRENDERS AND WITHDRAWALS

Before the ANNUITY COMMENCEMENT DATE, we will allow the surrender of the contract or a withdrawal of the ACCOUNT VALUE upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the ANNUITY COMMENCEMENT DATE depend on the ANNUITY PAYOUT option selected.

The amount available upon surrender/withdrawal is the ACCOUNT VALUE less any applicable charges, fees, and taxes at the end of the VALUATION PERIOD during which the written request for surrender/withdrawal is received at the servicing office. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all SUBACCOUNTS within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total ACCOUNT VALUE. Surrenders and withdrawals from the fixed account may be subject to an interest adjustment. See Fixed side of the contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the servicing office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of ACCOUNT VALUE. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining ACCOUNT VALUE. See Charges and other deductions.

The tax consequences of a surrender/withdrawal are discussed later, in this booklet. See Federal tax matters.

SMALL CONTRACT SURRENDERS

LINCOLN NEW YORK may surrender your IRA or non-qualified contract, in accordance with New York laws if: 1) your CONTRACT VALUE drops below $2000 for any reason, including if your CONTRACT VALUE decreases due to performance of the SUBACCOUNTS you selected, 2) NO PURCHASE PAYMENTS have been received for three (3) full, consecutive contract years, and 3) the paid up annuity benefit at maturity would be less than $20.00 per month. At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional PURCHASE PAYMENTS to bring your CONTRACT VALUE above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.

DELAY OF PAYMENTS

Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect CONTRACTOWNERS.

Transfers may be delayed as permitted by the 1940 Act.

If mandated under applicable law, we may be required to reject a PURCHASE PAYMENT. We may also be required to block a CONTRACTOWNER'S account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or DEATH BENEFITS, until instructions are received from the appropriate regulator.

REINVESTMENT PRIVILEGE

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of ACCUMULATION UNITS which will be credited when the proceeds are reinvested will be based on the value of the ACCUMULATION UNIT(S) on the next VALUATION DATE. This computation will occur following receipt of the proceeds and request for reinvestment at the servicing office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

AMENDMENT OF CONTRACT

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. Any changes are subject to prior approval by the New York Superintendent of Insurance. You will be notified in writing of any changes, modifications or waivers. If any proposed change legally requires a vote of the contractholders, we will notify you about the nature of the proposed change and request your vote on the matter before implementing such a change.

COMMISSIONS


Commissions are paid to dealers under different commission options. The maximum commission paid as a percentage of each PURCHASE PAYMENT is 6.85%. Alternate commission schedules are available with lower initial commission amounts based on PURCHASE PAYMENTS, plus ongoing annual compensation of up to 1.00%. At times, additional sales incentives (up to an annual continuing 0.10% of ACCOUNT VALUE) may be provided to dealers maintaining certain sales volume levels. Upon annuitization, the commissions paid to dealers are a maximum of 3.00% of account annuitized and/or an annual continuing commission of up to 1.00% (or up to 1.10% for dealers maintaining certain sales volume levels) of statutory reserves. These commissions are not deducted from PURCHASE PAYMENTS or ACCOUNT VALUES; they are paid by us.


LINCOLN NEW YORK may offer the contracts through its registered representatives or through registered representatives of broker-dealers it maintains selling agreements with. Registered representatives offering the contracts are registered with the National Association of Securities Dealers, Inc. (NASD) and their broker-dealers are members of the National Association of Securities Dealers, Inc. (NASD). Commissions may be paid to such broker-dealers on behalf of their registered representatives and these broker-dealers may retain a portion of the commissions paid. LINCOLN NEW YORK may pay additional compensation to these broker-dealers and/or reimburse them for portions of contract sales expenses. These broker-dealers may pay their registered representatives a portion of the reimbursement allowance. LINCOLN NEW YORK may pay additional cash benefits and/or offer non-cash compensation programs, such as conferences or trips, to its registered representatives and/or these broker-dealers.

CONTRACTOWNER QUESTIONS

The obligations to purchasers under the contracts are those of LINCOLN NEW YORK. Questions about your contract should be directed to us at 1-800-338-0355.

ANNUITY PAYOUTS

When you apply for a contract, you may select any ANNUITY COMMENCEMENT DATE permitted by law.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the ACCOUNT VALUE may be used to purchase an annuity.

You may elect ANNUITY PAYOUTS in monthly, quarterly, semiannual or annual installments. If the payouts from any SUBACCOUNT would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the variable annuity options available.

ANNUITY OPTIONS

LIFE ANNUITY. This option offers a periodic payout during the lifetime of the ANNUITANT and ends with the last payout before the death of the ANNUITANT. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a DEATH BENEFIT for BENEFICIARIES. HOWEVER, THERE IS THE RISK UNDER THIS OPTION THAT THE RECIPIENT WOULD RECEIVE NO PAYOUTS IF THE ANNUITANT DIES BEFORE THE DATE SET FOR THE FIRST PAYOUT; ONLY ONE PAYOUT IF DEATH OCCURS BEFORE THE SECOND SCHEDULED PAYOUT, AND SO ON.

LIFE ANNUITY WITH PAYOUTS GUARANTEED FOR DESIGNATED PERIOD. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the ANNUITANT. The designated period is selected by the CONTRACTOWNER.

JOINT LIFE ANNUITY. This option offers a periodic payout during the joint lifetime of the ANNUITANT and a designated joint ANNUITANT. The payouts continue during the lifetime of the survivor.

JOINT LIFE ANNUITY WITH GUARANTEED PERIOD. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the ANNUITANT and a designated joint ANNUITANT. The payouts continue during the lifetime of the survivor. The designated period is selected by the CONTRACTOWNER.

JOINT LIFE AND TWO THIRDS TO SURVIVOR ANNUITY. This option provides a periodic payout during the joint lifetime of the ANNUITANT and a designated joint ANNUITANT. When one of the joint ANNUITANTS dies, the survivor receives two thirds of the periodic payout made when both were alive.

JOINT LIFE AND TWO-THIRDS SURVIVOR ANNUITY WITH GUARANTEED PERIOD. This option provides a periodic payout during the joint lifetime of the ANNUITANT and a joint ANNUITANT. When one of the joint ANNUITANTS dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the ANNUITANTS dies during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

UNIT REFUND LIFE ANNUITY. This option offers a periodic payout during the lifetime of the ANNUITANT with the guarantee that upon death a payout will be made of the value of the number of ANNUITY UNITS (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the ANNUITY UNIT value for the date payouts begin, minus (b) the ANNUITY UNITS represented by each payout to the ANNUITANT multiplied by the number of payouts paid before death. The value of the number of ANNUITY UNITS is computed on the date the death claim is approved for payment by the servicing office.


LIFE ANNUITY WITH CASH REFUND. This option is only available for fixed annuity benefit payments. Payments will be made for the lifetime of the ANNUITANT with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payments multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an ANNUITY PAYOUT option as a method of paying the DEATH BENEFIT to a BENEFICIARY. If you do, the BENEFICIARY cannot change this payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.10% and the charge for administrative services of .15% will be assessed on all variable ANNUITY PAYOUTS, including options that may be offered that do not have a life contingency and therefore no mortality risk.

VARIABLE ANNUITY PAYOUTS

Variable ANNUITY PAYOUTS will be determined using:

  1. The ACCOUNT VALUE on the ANNUITY COMMENCEMENT DATE, less any applicable premium taxes;

  2.  The annuity tables contained in the contract;

  3.  The annuity option selected; and

  4.  The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

  1.  Determine the dollar amount of the first periodic payout; then

  2. Credit the contract with a fixed number of ANNUITY UNITS equal to the first periodic payout divided by the ANNUITY UNIT value; and

  3.  Calculate the value of the ANNUITY UNITS each period thereafter.

ANNUITY PAYOUTS assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. You may choose your assumed interest rate at the time you elect a variable ANNUITY PAYOUT on the administrative form provided by LINCOLN NEW YORK. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

GENERAL INFORMATION

AFTER THE ANNUITY COMMENCEMENT DATE, A DEATH BENEFIT IS NOT PAYABLE. The ANNUITY COMMENCEMENT DATE is usually on or before the CONTRACTOWNER'S 90th birthday. You may change the ANNUITY COMMENCEMENT DATE, change the annuity option or change the allocation of the investment among SUBACCOUNTS up to 30 days before the scheduled ANNUITY COMMENCEMENT DATE, upon written notice to the servicing office. You must give us at least 30 days notice before the date on which you want payouts to begin. ANNUITY PAYOUTS cannot commence within 12 months of the effective date of the contract. If proceeds become available to a BENEFICIARY in a lump sum, the BENEFICIARY may choose any ANNUITY PAYOUT option.


Unless you select another option, the contract automatically provides for a life annuity with ANNUITY PAYOUTS guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the ANNUITANT'S death (or surviving ANNUITANT'S death in case of joint life annuity) will be paid to your BENEFICIARY as payouts become due after LINCOLN NEW YORK is in receipt of: (1) proof, satisfactory to LINCOLN NEW YORK, of the death; (2) written authorization for payment; and (3) all claim forms, fully completed.


FIXED SIDE OF THE CONTRACT

PURCHASE PAYMENTS allocated to the fixed side of the contract become part of LINCOLN NEW YORK'S general account, and DO NOT participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department.

In reliance on certain exemptions, exclusions and rules, LINCOLN NEW YORK has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. LINCOLN NEW YORK has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an interest rate of not less than 3.0% per year on amounts held in a fixed account. Any amount withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to an interest adjustment (see Interest adjustment below) and other charges (see Charges and other deductions). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 3% interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN NEW YORK'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

GUARANTEED PERIODS

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.


The owner may allocate PURCHASE PAYMENTS to one or more fixed subaccounts with guaranteed periods of 1, 3 and 5 years. LINCOLN NEW YORK may add or discontinue guaranteed periods or discontinue accepting money into one or more guaranteed periods at any time; however, if the CONTRACTOWNER is age 55 or older, the CONTRACTOWNER may choose a guaranteed period not to exceed 5 years. The minimum amount of any PURCHASE PAYMENT that can be allocated to a fixed subaccount is $2,000. Each PURCHASE PAYMENT allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period PURCHASE PAYMENT will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.


LINCOLN NEW YORK will notify the CONTRACTOWNER in writing at least 45 but not more than 75 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless LINCOLN NEW YORK receives, prior to the end of a guaranteed period, a written election by the CONTRACTOWNER. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable SUBACCOUNT from among those being offered by LINCOLN NEW YORK. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per CONTRACT YEAR or the additional fixed account transfer restrictions.

INTEREST ADJUSTMENT

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment or portfolio rebalancing transfers) will be subject to an interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to an interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a PURCHASE PAYMENT is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the PURCHASE PAYMENT'S surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the PURCHASE PAYMENT was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the PURCHASE PAYMENT, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The interest adjustment is calculated by multiplying the transaction amount by:

 (1+A)TO THE POWER OF n
------------------------ -1
 (1+B)TO THE POWER OF n

where:

A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.

FEDERAL TAX MATTERS

INTRODUCTION

The Federal income tax treatment of the contract is complex and sometimes uncertain.

The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, including consequences of sales to foreign individuals or entities, or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

NONQUALIFIED ANNUITIES

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

TAX DEFERRAL ON EARNINGS

The Federal income tax law generally does not tax any increase in your ACCOUNT VALUE until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

- An individual must own the contract (or the tax law must treat the contract as owned by the individual).

- The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

- Your right to choose particular investments for a contract must be limited.

- The ANNUITY COMMENCEMENT DATE must not occur near the end of the ANNUITANT'S life expectancy.

CONTRACTS NOT OWNED BY THE INDIVIDUAL

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the ACCOUNT VALUE over the PURCHASE PAYMENTS for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, BONUS CREDITS and PERSISTENCY CREDITS are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

INVESTMENTS IN THE VAA MUST BE DIVERSIFIED

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the ACCOUNT VALUE over the contract PURCHASE PAYMENTS. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

RESTRICTIONS

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate ACCOUNT VALUES among SUBACCOUNTS may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, BONUS CREDITS and PERSISTENCY CREDITS and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

LOSS OF INTEREST DEDUCTION

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

AGE AT WHICH ANNUITY PAYOUTS BEGIN

Federal income tax rules do not expressly identify a particular age by which ANNUITY PAYOUTS must begin. However, those rules do require that an annuity contract provide for amortization, through ANNUITY PAYOUTS, of the contract's PURCHASE PAYMENTS, BONUS CREDITS and PERSISTENCY CREDITS and EARNINGS. If ANNUITY PAYOUTS under the contract begin or are scheduled to begin on a date past the ANNUITANT'S 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the ACCOUNT VALUE over the PURCHASE PAYMENTS of the contract.

TAX TREATMENT OF PAYMENTS

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your ACCOUNT VALUE until there is a distribution from your contract.

TAXATION OF WITHDRAWALS AND SURRENDERS

You will pay tax on withdrawals to the extent your ACCOUNT VALUE exceeds your PURCHASE PAYMENTS in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your PURCHASE PAYMENTS. In certain circumstances, your PURCHASE PAYMENTS are reduced by amounts received from your contract that were not included in income.

TAXATION OF ANNUITY PAYOUTS

The tax code imposes tax on a portion of each ANNUITY PAYOUT (at ordinary income tax rates) and treats a portion as a nontaxable return of your PURCHASE PAYMENTS in the contract. We will notify you annually of the taxable amount of your ANNUITY PAYOUT. Once you have recovered the total amount of the PURCHASE PAYMENT in the contract, you will pay tax on the full amount of your ANNUITY PAYOUTS. If ANNUITY PAYOUTS end because of the ANNUITANT'S death and before the total amount in the contract has been distributed, the amount not received generally will be deductible.

TAXATION OF DEATH BENEFITS

We may distribute amounts from your contract because of the death of a CONTRACTOWNER or an ANNUITANT. The tax treatment of these amounts depends on whether you or the ANNUITANT dies before or after the ANNUITY COMMENCEMENT DATE.

- Death prior to the ANNUITY COMMENCEMENT DATE--

    - If the BENEFICIARY receives DEATH BENEFITS under an ANNUITY PAYOUT option, they are taxed in the same manner as ANNUITY PAYOUTS.

    - If the BENEFICIARY does not receive DEATH BENEFITS under an ANNUITY PAYOUT option, they are taxed in the same manner as withdrawal.

- Death after the ANNUITY COMMENCEMENT DATE--

    - If DEATH BENEFITS are received in accordance with the existing ANNUITY PAYOUT option, they are excludible from income if they do not exceed the PURCHASE PAYMENTS not yet distributed from the contract. All ANNUITY PAYOUTS in excess of the PURCHASE PAYMENTS not previously received are includible in income.

    - If death benefits are received in a lump sum, the tax law imposes tax on the amount of DEATH BENEFITS which exceeds the amount of PURCHASE PAYMENTS not previously received.

PENALTY TAXES PAYABLE ON WITHDRAWALS, SURRENDERS, OR ANNUITY PAYOUTS

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders or ANNUITY PAYOUTS that:

- you receive on or after you reach age 59 1/2,

- you receive because you became disabled (as defined in the tax law),

- a BENEFICIARY receives on or after your death, or

- you receive as a series of substantially equal periodic payments for your life (or life expectancy).

SPECIAL RULES IF YOU OWN MORE THAN ONE ANNUITY CONTRACT

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an ANNUITY PAYOUT, a surrender or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, withdrawal or an ANNUITY PAYOUT that you must include in income and the amount that might be subject to the penalty tax described above.

LOANS AND ASSIGNMENTS

Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your ACCOUNT VALUE, as a withdrawal of such amount or portion.

GIFTING A CONTRACT

If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your ACCOUNT'S VALUE, you will pay tax on your ACCOUNT VALUE to the extent it exceeds your PURCHASE PAYMENTS not previously received. The new owner's PURCHASE PAYMENTS in the contract would then be increased to reflect the amount included in income.

CHARGES FOR A CONTRACT'S DEATH BENEFIT

Your contract automatically includes a basic DEATH BENEFIT. Certain enhancements to the basic DEATH BENEFIT may also be available to you. The cost of the basic DEATH BENEFIT and any enhancements to such DEATH BENEFIT are deducted from your contract. It is possible that the tax law may treat all or a portion of the additional charge as a contract withdrawal.

QUALIFIED RETIREMENT PLANS

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

TYPES OF QUALIFIED CONTRACTS AND TERMS OF CONTRACTS

Currently, we issue contracts in connection with the following types of qualified plans:

- Individual Retirement Accounts and Annuities ("Traditional IRAs")

- Roth IRAs

- Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

- SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

- 403(b) plans (public school system and tax-exempt organization annuity plans)

- 401(a) plans (qualified corporate employee pension and profit-sharing plans)

- 403(a) plans (qualified annuity plans)

- H.R. 10 or Keogh Plans (self-employed individual plans)

- 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations).

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with the qualified plan as generally necessary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA has introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.

TAX TREATMENT OF QUALIFIED CONTRACTS

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

- Federal tax rules limit the amount of PURCHASE PAYMENTS that can be made, and the tax deduction or exclusion that may be allowed for the PURCHASE PAYMENTS. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

- Under most qualified plans, such as Traditional IRAs, the owner must begin receiving payments from the contract minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.

- Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

TAX TREATMENT OF PAYMENTS

The Federal income tax rules generally include distributions from a qualified contract in the recipient's income as ordinary income. These taxable distributions will include PURCHASE PAYMENTS that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for PURCHASE PAYMENTS. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

REQUIRED MINIMUM DISTRIBUTIONS

Under most qualified plans, you must begin receiving payments from the contract minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new proposed regulations, the presence of an enhanced death benefit may require you to take additional distributions. Please contact your tax adviser regarding the tax ramification.

FEDERAL PENALTY TAXES PAYABLE ON DISTRIBUTIONS

The tax code may impose a 10% penalty tax on a distribution received from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender or ANNUITY PAYOUT:

- received on or after the ANNUITANT reaches age 59 1/2,

- received on or after the ANNUITANT'S death or because of the ANNUITANT'S disability (as defined in the tax law),

- received as a series of substantially equal periodic payments for the ANNUITANT'S life (or life expectancy), or

- received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

TRANSFERS AND DIRECT ROLLOVERS

As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender or ANNUITY PAYOUT is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

TAX STATUS OF LINCOLN NEW YORK

Under existing Federal income tax laws, LINCOLN NEW YORK does not pay tax on investment income and realized capital gains of the VAA. LINCOLN NEW YORK does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

CHANGES IN LAW

The above discussion is based on the tax code, IRS regulations and interpretations existing on the date of this Prospectus. However, Congress, The IRS and the courts may modify these authorities, sometimes retroactively.

VOTING RIGHTS

As required by law, we will vote the TRUST shares held in the VAA at meetings of the shareholders of the TRUST. The voting will be done according to the instructions of CONTRACTOWNERS who have interests in any SUBACCOUNTS which invest in classes of the TRUST. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the TRUST shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a SUBACCOUNT to the total number of votes attributable to the SUBACCOUNT. In determining the number of votes, fractional shares will be recognized.

TRUST shares of a class held in a SUBACCOUNT for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that SUBACCOUNT. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a SUBACCOUNT will receive proxy voting material, reports and other materials relating to the TRUST. Since the TRUST engages in shared funding, other persons or entities besides LINCOLN NEW YORK may vote TRUST shares. See Investments of the variable annuity account--Fund shares.

DISTRIBUTION OF THE CONTRACTS

Lincoln Financial Advisors Corporation ("LFA"), an Indiana corporation registered with the Securities and Exchange Commission as a broker-dealer, is the distributor and principal underwriter of the contracts. Under an agreement with LFA, SEI Investment Distribution Co. ("SEI") will assist LFA in forming the selling group. SEI will also perform certain functions in support of the selling group. The contracts will be sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with LFA and have been licensed by state insurance departments to represent us. LINCOLN NEW YORK will offer the contracts in New York only.

RETURN PRIVILEGE

Within the 10-day free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the servicing office at P.O. Box 7878, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. We will return the ACCOUNT VALUE as of the VALUATION DATE on which we receive the cancellation request, plus any premium taxes and the administrative and mortality and expense risk charges which had been deducted. No surrender charges or interest adjustment will apply. A PURCHASER WHO PARTICIPATES IN THE VAA IS SUBJECT TO THE RISK OF A MARKET LOSS DURING THE FREE-LOOK PERIOD.

STATE REGULATION

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance.

Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semiannually after the first CONTRACT YEAR, reports containing information required by that Act or any other applicable law or regulation.

OTHER INFORMATION


A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, LINCOLN NEW YORK and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

LEGAL PROCEEDINGS

LINCOLN NEW YORK may be involved in various pending or threatened legal proceedings arising from the conduct of its business. These proceedings are routine and in the ordinary course of business and will not have a material effect on LINCOLN NEW YORK, the VAA or the Principal Underwriter, Lincoln Financial Advisors Corp.

STATEMENT OF ADDITIONAL
INFORMATION TABLE OF
CONTENTS FOR SEPARATE ACCOUNT T

ITEM
--------------------------------------------------
General information and history of
Lincoln New York                                                             B-2

Special terms                                                                B-2

Services                                                                     B-2

Principal underwriter                                                        B-2

Purchase of securities being offered                                         B-2

For a free copy of the SAI please see page one of this booklet.
ITEM
--------------------------------------------------
Calculation of investment results                                            B-2

Annuity payouts                                                              B-9

Advertising and sales literature                                             B-9

Additional services                                                         B-11

Other information                                                           B-12

Financial statements                                                        B-12

..........................................................................


Please send me a free copy of the current Statement of Additional Information for Lincoln New York Separate Account T for Variable Annuity Contracts (SEI Select).


                                 (Please Print)

Name: __________________________________________________________________________

Address: _______________________________________________________________________

City _______________________________  State _______________  Zip _______________

Mail to Lincoln New York SEI, P.O. Box 7878, Fort Wayne, Indiana 46801.

SEI SELECT VARIABLE ANNUITY

LINCOLN NEW YORK SEPARATE ACCOUNT T FOR
VARIABLE ANNUITY CONTRACTS (REGISTRANT)

LINCOLN LIFE & ANNUITY COMPANY OF
NEW YORK (DEPOSITOR)

STATEMENT OF ADDITIONAL INFORMATION (SAI)


This Statement of Additional Information should be read in conjunction with the SEI Select Prospectus of Lincoln New York Separate Account T for Variable Annuity Contracts dated July 18, 2002. You may obtain a copy of the SEI Select Prospectus on request and without charge. Please write Lincoln New York Customer Service, Lincoln Life & Annuity Company of New York, P.O. Box 7878, Fort Wayne, Indiana 46801 or call 1-800-338-0355.


TABLE OF CONTENTS

ITEM                                  PAGE
------------------------------------------
General information and history of
  Lincoln New York                     B-2
Special terms                          B-2
Services                               B-2
Principal underwriter                  B-2
Purchase of securities being offered   B-2

------------------------------------------
ITEM                                  PAGE

Calculation of investment results      B-2
Annuity payouts                        B-9
Advertising and sales literature       B-9
Additional services                   B-11
Other information                     B-12
Financial statements                  B-12


THIS SAI IS NOT A PROSPECTUS.
The date of this SAI is July 18, 2002.

GENERAL INFORMATION AND HISTORY OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (LINCOLN NEW YORK)

LINCOLN NEW YORK is a life insurance company founded in New York on June 6, 1996. LINCOLN NEW YORK is a subsidiary of LINCOLN LIFE. LINCOLN LIFE is one of the largest stock life insurance companies in the United States. LINCOLN LIFE is owned by Lincoln National Corp. (LNC). LNC and LINCOLN LIFE are organized under Indiana law. LNC's primary businesses are insurance and financial services.

SPECIAL TERMS

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, VALUATION DATE, the New York Stock Exchange is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

SERVICES

INDEPENDENT AUDITORS

The statutory-basis financial statements of LINCOLN NEW YORK appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana, 46802, as set forth in their report also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their report given on their authority as experts in accounting and auditing.

KEEPER OF RECORDS

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by LINCOLN NEW YORK or by third parties responsible to LINCOLN NEW YORK. Administrative services necessary for the operation of the VAA and the contracts are currently provided by LINCOLN LIFE. However, neither the assets of LINCOLN LIFE nor the assets of LNC support the obligations of LINCOLN NEW YORK under the contracts.

PRINCIPAL UNDERWRITER

Lincoln Financial Advisors Corporation ("LFA"), 200 E. Berry Street, Ft. Wayne, IN 46802, an Indiana corporation registered with the Securities and Exchange Commission as a broker-dealer, is the principal underwriter for the contracts, which are offered continuously. Lincoln Financial Distributors, Inc. will perform certain marketing and other ancillary functions as described in the Prospectus.

Sales charges and exchange privileges under the contracts are described in the Prospectus.

PURCHASE OF SECURITIES BEING OFFERED

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling LINCOLN NEW YORK products; through independent insurance brokers; and through certain securities brokers/dealers selected by LINCOLN NEW YORK whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the Prospectus under the section Charges and other deductions, the account fee and/or the surrender charge may be reduced or waived.

Both before and after the ANNUITY COMMENCEMENT DATE, there are exchange privileges between SUBACCOUNTS, and from the VAA to the general account subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

CALCULATION OF INVESTMENT RESULTS

The paragraphs set forth below represent performance information for the VAA and the SUBACCOUNTS calculated in several different ways.

PRIME OBLIGATION FUND SUBACCOUNT:

At times the VAA may advertise the Prime Obligation SUBACCOUNT'S yield. The yield refers to the income generated by an investment in the SUBACCOUNT over a seven-day period. This income is then annualized. The process of annualizing, results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. THE YIELD

FIGURE IS BASED ON HISTORICAL EARNINGS AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

The seven-day yield is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 2000); then dividing this figure by the account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the CONTRACTOWNER'S account, and excludes any realized gains and losses from the sale of securities. The Prime Obligation subaccount money market yield as of December 31, 2000: 3.34% Account Value; 3.29% Return of Premium; 3.19% Annual Step-Up.

STANDARD INVESTMENT RESULTS:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the SUBACCOUNTS. THIS INFORMATION REPRESENTS PAST PERFORMANCE AND DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                     P(1 + T)TO THE POWER OF n  =  ERV

Where:  P    =    a hypothetical initial PURCHASE
                  PAYMENT of $1,000
        T    =    average annual total return for the
                  period in question
        N    =    number of years

        ERV  =    ending redeemable value (as of the
                  end of the period in question) of a
                  hypothetical $1,000 PURCHASE PAYMENT
                  made at the beginning of the 1-year,
                  5-year, or 10-year period in
                  question (or fractional period
                  thereof)

The formula assumes that: (1) all recurring fees have been charged to the CONTRACTOWNER accounts; and (2) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after a fund became available in the separate account.

NO STANDARD PERFORMANCE DATA IS INCLUDED BECAUSE, AS OF THE DATE HEREOF, THE VAA HAS NOT BEEN IN OPERATION LONG ENOUGH TO PROVIDE APPROPRIATE NUMBERS. NON-STANDARDIZED PERFORMANCE DATA WILL BE ACCOMPANIED BY STANDARD PERFORMANCE DATA ONCE AVAILABLE.

STANDARD PERFORMANCE DATA:

Period Ending December 31, 2001

The performance figures shown reflect the cost of the Annual Step-Up death benefit. If CONTRACTOWNERS had chosen to eliminate the Annual Step-Up death benefit, their returns would have been higher.

                                                                                                       SINCE
                                                                 1-YEAR              5-YEARS           INCEPTION
                                                   SUBACCOUNT    WITH                WITH              WITH
                                                   COMMENCED     ANNUAL STEP UP      ANNUAL STEP UP    ANNUAL STEP UP
---------------------------------------------------------------------------------------------------------------------
SEI VP Large Cap Growth                                                     NA                  NA                NA
-----------------------------------------------
SEI VP Large Cap Value                                                      NA                  NA                NA
-----------------------------------------------
SEI VP Small Cap Growth                                                     NA                  NA                NA
-----------------------------------------------
SEI VP Small Cap Value                                                      NA                  NA                NA
-----------------------------------------------
SEI VP International Equity                                                 NA                  NA                NA
-----------------------------------------------
SEI VP Emerging Markets Equity                                              NA                  NA                NA
-----------------------------------------------
SEI VP Emerging Markets Debt                                                NA                  NA                NA
-----------------------------------------------
SEI VP Core Fixed Income                                                    NA                  NA                NA
-----------------------------------------------
SEI VP High Yield Bond                                                      NA                  NA                NA
-----------------------------------------------
SEI VP Prime Obligation                                                     NA                  NA                NA
-----------------------------------------------

NON-STANDARD INVESTMENT RESULTS:
The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information for the periods prior to the date that a fund became available in the VAA will be calculated based on (1) the performance of the fund adjusted for contract charges (ie: mortality and expense risk fees, any applicable administrative charges, excluding surrender charges) and the management and other expenses of the fund and (2) the assumption that the SUBACCOUNTS were in existence for the same periods as indicated for the fund. It may or may not reflect charges for any options that were in effect during the time periods shown. This performance is referred to as non-standardized performance data. Such results may be computed on a cumulative and/or annualized basis. We may provide illustrations of income payments and values during the ANNUITY PAYOUT period, based on historical or hypothetical rates of return that are not guaranteed. We may also report non-standard performance assuming that you deposited $10,000 into a SUBACCOUNT at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for contract charges. THIS INFORMATION REPRESENTS PAST PERFORMANCE AND DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE. The investment return and value of a contract will fluctuate so that CONTRACTOWNER'S investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculating the change in ACCUMULATION UNIT value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.

NON-STANDARD PERFORMANCE DATA (ADJUSTED FOR CONTRACT EXPENSE CHARGES):

Period Ending December 31, 2001

The performance figures shown reflect the cost of the Annual Step-Up death benefit. If CONTRACTOWNERS had chosen to eliminate the Annual Step-Up death benefit, their returns would have been higher.

                                                     YTD        1-YEAR     3-YEAR     5-YEAR     10-YEAR
                                                     WITH       WITH       WITH       WITH       WITH
                                                     ANNUAL     ANNUAL     ANNUAL     ANNUAL     ANNUAL                AS IF
                                                     STEP-UP    STEP-UP    STEP-UP    STEP-UP    STEP-UP    LIFETIME   COMMENCED
---------------------------------------------------------------------------------------------------------------------------------
SEI VP Large Cap Growth                                (28.2)%    (28.2)%     NA         NA         NA        (35.1)%      4/5/00
---------------------------------------------------
SEI VP Large Cap Value                                  (4.3)      (4.3)      NA         NA         NA          1.2        4/5/00
---------------------------------------------------
SEI VP Small Cap Growth                                (23.0)     (23.0)      NA         NA         NA        (21.0)       4/5/00
---------------------------------------------------
SEI VP Small Cap Value                                  13.3       13.3       NA         NA         NA         20.1        4/5/00
---------------------------------------------------
SEI VP International Equity                            (25.1)     (25.1)      NA         NA         NA        (31.2)       4/5/00
---------------------------------------------------
SEI VP Emerging Markets Equity                         (12.3)     (12.3)      NA         NA         NA        (38.1)       4/5/00
---------------------------------------------------
SEI VP Emerging Markets Debt                            11.0       11.0       NA         NA         NA          4.6        4/5/00
---------------------------------------------------
SEI VP Core Fixed Income                                 6.2        6.2       NA         NA         NA          6.5        4/5/00
---------------------------------------------------
SEI VP High Yield Bond                                   2.6        2.6       NA         NA         NA         (0.3)       4/5/00
---------------------------------------------------
SEI VP Prime Obligation                                  2.4        2.4       NA         NA         NA          3.3        4/5/00
---------------------------------------------------

INTEREST ADJUSTMENT

The following example illustrates the detailed calculations for a $50,000 deposit into the fixed account with a guaranteed rate of 4.5% for a duration of five years. The intent of the example is to show the effect of the "interest adjustment" and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender (withdrawal) values. Any charges for optional DEATH BENEFIT risks are not taken into account in the example. The effect of the interest adjustment is reflected in the yield rate factor in column (2) and the minimum 3% guarantee is shown under column (4) under the "Surrender Value Calculation". The "Yield Rate Calculation" and "Minimum Value Calculation" contain the explicit calculation of the yield factors and the 3% minimum guarantee respectively.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

Single Premium..............................................  $50,000
Premium Taxes...............................................  None
Withdrawals.................................................  None
Guaranteed Period...........................................  5 years
Guaranteed Interest Rate....................................  4.50%
Annuity Date................................................  Age 70
Yield Rate A................................................  5.00%
Yield Rate B................................................  6.00% End of contract year 1
                                                              5.50% End of contract year 2
                                                              5.00% End of contract year 3
                                                              4.00% End of contract year 4

                          SURRENDER VALUE CALCULATION

                                                                  (3)
                                         (1)        (2)           ADJUSTED    (4)          (5)           (6)          (7)
                                         ANNUITY    YIELD RATE    ANNUITY     MINIMUM      GREATER OF    SURRENDER    SURRENDER
CONTRACT YEAR                            VALUE      FACTOR        VALUE       VALUE        (3) & (4)     CHARGE       VALUE
-------------                            -------    ----------    --------    ---------    ----------    ---------    ---------
1....................................    $52,250     0.962795     $50,306     $  51,500    $  51,500     $  3,000     $ 48,500
2....................................    $54,601     0.985849     $53,829     $  53,045    $  53,829     $  3,000     $ 50,829
3....................................    $57,058     1.000000     $57,058     $  54,636    $  57,058     $  2,500     $ 54,558
4....................................    $59,626     1.009615     $60,199     $  56,275    $  60,199     $  2,000     $ 58,199
5....................................    $62,309          N/A     $62,309     $  57,964    $  62,309     $  1,500     $ 60,809

                           ANNUITY VALUE CALCULATION

CONTRACT YEAR
-------------
1...........................................................                    $50,000 X 1.045 = $52,250
2...........................................................                    $52,250 X 1.045 = $54,601
3...........................................................                    $54,601 X 1.045 = $57,058
4...........................................................                    $57,058 X 1.045 = $59,626
5...........................................................                    $59,626 X 1.045 = $62,309

                          SURRENDER CHARGE CALCULATION

CONTRACT YEAR
-------------                                                   SC Factor Deposit                     Surrender Chg
1...........................................................                    0.060% X $50,000 =       $3,000
2...........................................................                    0.060% X $50,000 =       $3,000
3...........................................................                    0.050% X $50,000 =       $2,500
4...........................................................                    0.040% X $50,000 =       $2,000
5...........................................................                    0.030% X $50,000 =       $1,500

                         YIELD RATE FACTOR CALCULATION

CONTRACT YEAR                                                 YIELD A    YIELD B    N          RESULT
-------------                                                 --------   --------   --------   --------
1...........................................................  5.00%      6.00%        4        0.962795
2...........................................................  5.00%      5.50%        3        0.985849
3...........................................................  5.00%      5.00%        2        1.000000
4...........................................................  5.00%      4.00%        1        1.009615
5...........................................................  5.00%       N/A        N/A         N/A

                           MINIMUM VALUE CALCULATION

CONTRACT YEAR
-------------
1...........................................................    $                50,000 X 1.03 = $51,500
2...........................................................    $                51,500 X 1.03 = $53,045
3...........................................................    $                53,045 X 1.03 = $54,636
4...........................................................    $                54,636 X 1.03 = $56,275
5...........................................................    $                56,275 X 1.03 = $57,964

ANNUITY PAYOUTS

VARIABLE ANNUITY PAYOUTS

Variable ANNUITY PAYOUTS will be determined on the basis of: (1) the dollar value of the contract on the ANNUITY COMMENCEMENT DATE less any applicable premium tax; (2) the annuity tables contained in the contract; (3) the type of ANNUITY OPTION selected; and (4) the investment results of the fund(s) selected. In order to determine the amount of variable ANNUITY PAYOUTS, LINCOLN NEW YORK makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of ANNUITY UNITS based on the amount of the first payout; and third, it calculates the value of the ANNUITY UNITS each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable ANNUITY PAYOUT is determined by applying the total value of the ACCUMULATION UNITS credited under the contract valued as of the ANNUITY COMMENCEMENT DATE (less any premium taxes) to the annuity tables contained in the contract. The first variable ANNUITY PAYOUT will be paid 14 days after the ANNUITY COMMENCEMENT DATE. This day of the month will become the day on which all future ANNUITY PAYOUTS will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum. The first ANNUITY PAYOUT is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the ANNUITANT at the ANNUITY COMMENCEMENT DATE. The assumed interest rate is the measuring point for subsequent ANNUITY PAYOUTS. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed interest rate, ANNUITY PAYOUTS will decrease. If the assumed rate of interest were to be increased, ANNUITY PAYOUTS would start at a higher level but would decrease more rapidly or increase more slowly.

LINCOLN NEW YORK may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an ANNUITY COMMENCEMENT DATE, the contract is credited with ANNUITY UNITS for each SUBACCOUNT on which variable ANNUITY PAYOUTS are based. The number of ANNUITY UNITS to be credited is determined by dividing the amount of the first periodic payout by the value of an ANNUITY UNIT in each SUBACCOUNT selected. Although the number of ANNUITY UNITS is fixed by this process, the value of such units will vary with the value of the underlying fund.

The amount of the second and subsequent periodic payouts is determined by multiplying the CONTRACTOWNER'S fixed number of ANNUITY UNITS in each SUBACCOUNT by the appropriate ANNUITY UNIT value for the VALUATION DATE ending 14 days prior to the date that payout is due.

The value of each SUBACCOUNT'S ANNUITY UNIT will be set initially at $1.00. The ANNUITY UNIT value for each SUBACCOUNT at the end of any VALUATION DATE is determined by multiplying the SUBACCOUNT ANNUITY UNIT value for the immediately preceding VALUATION DATE by the product of:

  (a) The net investment factor of the SUBACCOUNT for the VALUATION PERIOD for which the ANNUITY UNIT value is being determined, and

  (b) A factor to neutralize the assumed investment return in the annuity table.

The value of the ANNUITY UNITS is determined as of a VALUATION DATE 14 days prior to the payment date in order to permit calculation of amounts of ANNUITY PAYOUTS and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

PROOF OF AGE, SEX AND SURVIVAL

LINCOLN NEW YORK may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, LINCOLN NEW YORK may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which LINCOLN NEW YORK intends to refer.

EAFE INDEX is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago,

London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

MOODY'S insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

MORNINGSTAR is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (VARIABLE ANNUITY RESEARCH AND DATA SERVICE) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

STANDARD & POOR'S 500 INDEX -- A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.

NASDAQ-OTC PRICE INDEX -- this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) -- price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

RUSSELL 1000 INDEX -- Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

RUSSELL 2000 INDEX -- Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX -- This is a measurement of the movement of approximately 4,200 corporate, publicly traded, fixed-rate, nonconvertible, domestic debt securities, as well as the domestic debt securities issued by the U.S. government or its agencies.

LEHMAN BROTHERS GOVERNMENT INTERMEDIATE BOND INDEX -- Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government) with maturities between one and 9.99 years.

MERRILL LYNCH HIGH YIELD MASTER INDEX -- This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year.

MORGAN STANLEY EMERGING MARKETS FREE INDEX -- A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

MORGAN STANLEY WORLD CAPITAL INTERNATIONAL WORLD INDEX -- A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

MORGAN STANLEY PACIFIC BASIN (EX-JAPAN) INDEX -- An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.

NAREIT EQUITY REIT INDEX -- All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

SALOMON BROTHERS WORLD GOVERNMENT BOND (NON US) INDEX -- A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

SALOMON BROTHERS 90 DAY TREASURY-BILL INDEX -- Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

STANDARD AND POOR'S INDEX (S&P 400) -- Consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.

STANDARD AND POOR'S UTILITIES INDEX -- The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.

In its advertisements and other sales literature for the VAA and the funds, LINCOLN NEW YORK intends to illustrate the advantages of the contracts in a number of ways:

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the VARIABLE ANNUITY ACCOUNT over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

INTERNET. An electronic communications network which may be used to provide information regarding LINCOLN NEW YORK, performance of the SUBACCOUNTS and advertisement literature.

ADDITIONAL SERVICES

DOLLAR COST AVERAGING (DCA) -- You may systematically transfer, on a monthly basis, amounts from certain SUBACCOUNTS, or the fixed side of the contract into the SUBACCOUNTS. You may elect to participate in the DCA program at the time of application or at anytime before the ANNUITY COMMENCEMENT DATE by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between 6 and 60 months. Once elected, the program will remain in effect until the earlier of: (1) the ANNUITY COMMENCEMENT DATE ;
(2) the value of the amount being dollar cost averaged is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

AUTOMATIC WITHDRAWAL SERVICE (AWS) -- AWS provides an automatic, periodic withdrawal of ACCOUNT VALUE to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the CONTRACTOWNER. You may elect to participate in AWS at the time of application or at any time before the ANNUITY COMMENCEMENT DATE by sending a written request to our servicing office. The minimum ACCOUNT VALUE required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending written request to our servicing office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and other deductions--Surrender charge.

PORTFOLIO REBALANCING -- Portfolio rebalancing is an option, which, if elected by the CONTRACTOWNER, restores to a pre-determined level the percentage of the ACCOUNT VALUE, allocated to each variable SUBACCOUNT. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to our servicing office. If portfolio rebalancing is elected, all PURCHASE PAYMENTS allocated to the variable SUBACCOUNTS must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the

CONTRACTOWNER. Once the portfolio rebalancing option is activated, any variable account SUBACCOUNT transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent PURCHASE PAYMENT or withdrawal that modifies the account balance within each variable SUBACCOUNT may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the CONTRACTOWNER. The CONTRACTOWNER may terminate the portfolio rebalancing program or re-enroll at any time by writing our servicing office. If telephone authorization has been elected, the CONTRACTOWNER may make these elections by phone. The portfolio rebalancing program is not available following the ANNUITY COMMENCEMENT DATE.

CROSS REINVESTMENT PROGRAM -- Under this option, ACCOUNT VALUE in a designated variable SUBACCOUNT of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable SUBACCOUNT(S) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the ANNUITY COMMENCEMENT DATE by sending a written request to our servicing office or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding ACCOUNT VALUE required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

LINCOLN FINANCIAL GROUP. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of over $98 billion and annual consolidated revenues of almost $6.4 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, mutual funds, managed accounts, institutional investment management and financial planning and advisory services.

LINCOLN NEW YORK'S CUSTOMERS. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which LINCOLN NEW YORK serves. As of the date of this SAI, LINCOLN NEW YORK was serving over 399 employer contracts and more than 118,000 individuals.

LINCOLN NEW YORK'S ASSETS, SIZE. LINCOLN NEW YORK may discuss its general financial condition (see, for example, the reference to A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2001 LINCOLN NEW YORK had statutory admitted assets of over $2 billion.

OTHER INFORMATION

Due to differences in redemption rates, tax treatment or other considerations, the interests of CONTRACTOWNERS under the variable life accounts could conflict with those of CONTRACTOWNERS under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

FINANCIAL STATEMENTS

The statutory-basis financial statements of LINCOLN NEW YORK appear on the following pages.